BLACKROCK TECHNOLOGY FUND, INC.

SUPPLEMENT DATED MAY 2, 2008
TO THE PROSPECTUS DATED JULY 23, 2007

The Board of Directors of BlackRock Technology Fund, Inc. (the “Fund”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition by BlackRock Global Science & Technology Opportunities Portfolio (“Global Science”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), of substantially all of the assets and the assumption by Global Science of certain stated liabilities of the Fund in exchange for newly issued shares of beneficial interest of Global Science (the “Reorganization”).

After the completion of the Reorganization, the Fund will be dissolved as a corporation under Maryland law and deregistered as an investment company under the Investment Company Act of 1940, as amended.

The Agreement and Plan provides that, if the Reorganization takes place, Fund stockholders will receive shares of Global Science with the same class designation and an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization. A special meeting of stockholders of the Fund to consider approval or disapproval of the Agreement and Plan is expected to be held on July 8, 2008. The record date for the meeting is May 9, 2008. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place during the third calendar quarter of 2008.

Code #19027-0707-SUP2